SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, DC 20549


                           ---------------


                              FORM 8-K


                     CURRENT REPORT PURSUANT TO
                     SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported):  June 26, 1996
                                                     -------------





                       MobileMedia Corporation
                     ---------------------------
                    (Exact Name of Registrant as
                        Specified in Charter)



          Delaware                                      22-3253006
      ---------------                              -----------------
      (State or Other
      Jurisdiction of                              (IRS Employer
      Incorporation)                               Identification No.)






                         65 Challenger Road
                  Ridgefield Park, New Jersey 07660
               ---------------------------------------
                        (Address of Principal
                         Executive Offices)


                           (201) 440-8400
                    ----------------------------
                       (Registrant's telephone
                    number, including area code)

ITEM 5.   OTHER EVENTS

          Amendment and Waiver to MobileMedia Communications, Inc. Credit
          ---------------------------------------------------------------
          Facility
          --------

          In preparation for MobileMedia Corporation's offer and sale of at least $100,000,000 in debt securities and/or preferred equity, MobileMedia Corporation, MobileMedia Communications, Inc. and certain Lenders -- represented by Managing Agents The First National Bank of Boston and the First Union National Bank of North Carolina, Documentation Agent The Chase Manhattan Bank (National Association), and Administrative Agent Chemical Bank, a New York banking corporation -- have agreed to amend and waive certain provisions of the December 4, 1995 Credit Agreement, the December 4, 1995 Guarantee and Pledge Agreement, and the December 4, 1995 Cash Collateral Agreement.

          The specific amendments and waivers are attached hereto as Exhibit A.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          Exhibits

          A First Amendment and Waiver, dated June 26, 1996, to (i) the Credit Agreement dated as of December 4, 1995, (ii) The Guarantee and Pledge Agreement dated as of December 4, 1995 and (iii) the Cash Collateral Agreement dated as of December 4, 1995.






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

                                    SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MobileMedia Corporation



                                     By: /s/Kenneth R. McVay
                                         ---------------------------------------
                                            Kenneth R. McVay
                                            Senior Vice President


Date:  July 19, 1996


















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

                                   EXHIBIT A
                                   ---------

          FIRST AMENDMENT AND WAIVER, dated as of June 26, 1996 (this "Amendment"), to:

          (1) the Credit Agreement, dated as of December 4, 1995 (as amended pursuant to this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MobileMedia Communications, Inc., a Delaware corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto, as lenders (collectively, in such capacities, the "Lenders"; individually, in such capacity, a "Lender"), the Lenders identified therein as Co-Agents, The First National Bank of Boston and First Union National Bank of North Carolina, as Managing Agents, The Chase Manhattan Bank (National Association), a national banking association, as Documentation Agent, and Chemical Bank, a New York banking corporation, as Administrative Agent (as defined in the Credit Agreement) for the Lenders thereunder;

          (2) the Guarantee and Pledge Agreement, dated as of December 4, 1995 (as amended pursuant to this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the "Guarantee and Pledge Agreement"), between MobileMedia Corporation, a Delaware corporation ("MobileMedia"), and the Administrative Agent; and

          (3) the Cash Collateral Agreement, dated as of December 4, 1995 (as amended pursuant to this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the "Cash Collateral Agreement"), between the Borrower and the Administrative Agent;


                             W I T N E S S E T H :


          WHEREAS, MobileMedia has informed the Lenders that it intends to offer and sell at least $100,000,000 in debt securities and/or preferred equity, the Net Proceeds of which will be contributed to the Borrower as additional equity; and

          WHEREAS, in connection with the Parent Issuance, MobileMedia and the Borrower have requested that the Lenders amend and waive, and the Lenders have agreed to amend and waive, certain of the provisions of the Credit Agreement, the Guarantee and Pledge Agreement and the Cash Collateral Agreement upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   DEFINITIONS; SECTION REFERENCES















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


          1.1 Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (including the recitals hereto) are so used as so defined.

          1.2 Section References. Unless otherwise indicated, all Section, subsection and Schedule references are to the Credit Agreement.

          2.   AMENDMENTS AND WAIVERS TO CREDIT AGREEMENT

          2.1 Amendment to Subsection 1.1 (Defined Terms). Subsection 1.1 of the Credit Agreement is hereby amended as follows:

          (a) by inserting the following definitions in the proper alphabetical order:

          "First Amendment": the First Amendment and Waiver to this Agreement, dated as of June 26, 1996.

          "First Amendment Effective Date": the "Effective Date" under and as defined in the First Amendment.

          "Parent Issuance": the issuance and sale of debt securities and/or preferred stock or securities of MobileMedia on terms and conditions reasonably satisfactory to the Administrative Agent in a single or series of offerings on or prior to December 31, 1996 generating aggregate Net Proceeds not exceeding $200,000,000.

          "Parent Issuance Documents": the agreements and offering documents pursuant to which the Parent Issuance is consummated.

          "Senior Debt": at any date of determination thereof, all Indebtedness of the Borrower and its Subsidiaries on such date of determination which is not subordinated to any other Indebtedness of the Borrower or any of its Subsidiaries.

          "Senior Debt Coverage Ratio": at any date of determination thereof, the ratio of (a) Senior Debt of the Borrower and its Subsidiaries at such date of determination to (b) Annualized EBITDA at such date of determination.

          (b) by inserting the words "or MobileMedia" after the word "Subsidiaries" each time it appears in the definition of "Net Proceeds" contained in such subsection;

          (c) by inserting the words "or of the Parent Issuance" before the comma in the definition of "Shareholder Equity Proceeds" contained in such subsection; and

          (d) for purposes of the definition of "Fixed Charges", all Dividend Payments made in cash by the Borrower pursuant to the last proviso to the first sentence of subsection 8.9 of the Credit Agreement shall be treated as a "Fixed Charge" of the










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


     Borrower.

          2.2 Waiver of Subsection 5.1 (Optional and Mandatory Prepayments). The Required Lenders hereby agree to waive the requirements of subsection 5.1(e) of the Credit Agreement solely to the extent such subsection would require that the Loans be prepaid, and the Commitments be reduced, with the Net Proceeds of the Parent Issuance.

          2.3 Amendment to Subsection 8.9 (Certain Restricted Payments). Subsection 8.9 of the Credit Agreement is hereby amended by adding the following language to the end of the first sentence thereof:

     "and provided, further, that the Borrower may declare or make Dividend Payments in cash to MobileMedia for use by MobileMedia to make, and in an amount equal to the, required interest or dividend payments on the Parent Issuance, if at the time of, and after giving effect to, such Dividend Payments no Default or Event of Default shall have occurred and be continuing"

          2.4  Amendment to Subsection 8.10 (Leverage Ratio).  Subsection
8.10 of the Credit Agreement is hereby amended by deleting in its entirety the table appearing therein and substituting therefor the following new table:

          Period                                                 Ratio
          ------                                                 -----

From and including March 31, 1996 through March 30, 1997         6.40 to 1.00

From and including March 31, 1997 through September 29, 1997     6.35 to 1.00

From and including September 30, 1997 through December 30, 1997  6.30 to 1.00

From and including December 31, 1997 through March 30, 1998      6.25 to 1.00

From and including March 31, 1998 through June 29, 1998          5.00 to 1.00

From and including June 30, 1998 through September 29, 1998      4.75 to 1.00

From and including September 30, 1998 through December 30, 1998  4.50 to 1.00

From and including December 31, 1998 through March 30, 1999      4.25 to 1.00

From and including March 31, 1999 through June 29, 1999          4.00 to 1.00

From and including June 30, 1999 through December 30, 1999       3.75 to 1.00

From and including December 31, 1999 through June 29, 2000       3.50 to 1.00

From and including June 30, 2000 through December 30, 2000       3.25 to 1.00













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


From and including December 31, 2000 and at all times thereafter 3.00 to 1.00

          2.5 Amendment to Section 8 (Covenants of the Borrower). Section 8 of the Credit Agreement is hereby amended by adding a new subsection 8.22 at the end thereof to read in its entirety as follows:

          "8.22 Senior Debt Coverage Ratio. The Borrower will not permit the Senior Debt Coverage Ratio to exceed 4.00 to 1.00 at any time during the period from the First Amendment Effective Date through March 30, 1998."

          2.6  Amendment to Subsection 9.1 (Events of Default).  Subsection
9.1 of the Credit Agreement is hereby amended by (a) deleting the word "or" appearing after the subsection reference "8.18" in paragraph (d) thereof and substituting a comma in lieu thereof and by adding the words "or 8.22" after the subsection reference "8.19" in such paragraph and (b) adding the word "or" at the end of paragraph (n) thereof and by inserting a new paragraph immediately following paragraph (n) to read in its entirety as follows:

          "(o) The Administrative Agent shall not have received evidence in form and substance reasonably satisfactory to it that MobileMedia shall have received at least $100,000,000 in Net Proceeds from the Parent Issuance on or prior to December 31, 1996 and shall have contributed such Net Proceeds to the Borrower as additional equity on or prior to December 31, 1996 on terms and conditions reasonably satisfactory to the Administrative Agent;"


          3.   AMENDMENTS AND WAIVERS TO THE GUARANTEE AND PLEDGE AGREEMENT

          3.1  Amendment to Subsection 5.5 (Dividend Payments).  Subsection
5.5 of the Guarantee and Pledge Agreement is hereby amended by adding the following language to the end of the first sentence thereof:

     "and provided, further, that MobileMedia shall be permitted to declare and make dividend payments required in respect of the Parent Issuance, if at the time of, and after giving effect to, such dividend payments no Default or Event of Default shall have occurred and be continuing"

          3.2 Waiver of Subsection 5.6 (Modification of Certain Documents). The Required Lenders hereby agree to waive the requirements of subsection 5.6 of the Guarantee and Pledge Agreement solely to the extent such subsection would not permit the certificate of incorporation of MobileMedia to be amended in connection with the Parent Issuance, provided that any such amendment is reasonably satisfactory in form and substance to the Administrative Agent.

          3.3 Waiver of Subsection 5.7 (Debt or Equity Issuance). The Required Lenders hereby agree to waive the requirements of subsection 5.7 of the Guarantee and Pledge











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


Agreement solely to the extent such subsection would require that the Loans be prepaid, and the Commitments be reduced, with the Net Proceeds of the Parent Issuance.

          3.4 Waiver of Subsection 5.8 (Covenant Restrictions; Compliance). The Required Lenders hereby agree to waive the requirements of subsection 5.8 of the Guarantee and Pledge Agreement solely to the extent that any indenture, agreement, instrument or other arrangement entered into by MobileMedia in connection with the Parent Issuance would not be permitted under such subsection, provided that any such indenture, agreement, instrument or other arrangement is reasonably satisfactory in form and substance to the Administrative Agent.

          3.5 Waiver of Subsection 5.9 (Certain Other Restrictions). The Required Lenders hereby agree to waive the requirements of subsection 5.9 of the Guarantee and Pledge Agreement solely to the extent that the Parent Issuance would not be permitted under such subsection.

          3.6 Amendment to Section 5 (Covenants). Section 5 of the Guarantee and Pledge Agreement is hereby amended by adding a new subsection
5.10 at the end thereof to read in its entirety as follows:

          "5.10     Prepayments in Respect of Parent Issuance.  Neither
     MobileMedia nor any of its Subsidiaries will purchase, redeem, retire or otherwise acquire for value, or set apart any money for (or offer to purchase, redeem, retire or otherwise acquire for value, or offer to set apart money for) a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any of the securities issued pursuant to the Parent Issuance, except for regularly scheduled payments required pursuant to the Parent Issuance Documents. MobileMedia will, to the maximum extent possible under the Parent Issuance Documents, elect to make payments in respect thereof other than in cash during any period when such election is permitted under the Parent Issuance Documents."


          4.   AMENDMENT TO THE CASH COLLATERAL AGREEMENT

          4.1 Amendment to Section 1 (Defined Terms). Section 1 of the Cash Collateral Agreement is hereby amended by adding the words "or any other account at the Administrative Agent designated by the Administrative Agent" at the end of the definition of "Cash Collateral Account" contained in paragraph (b) of such Section.


          5.   MISCELLANEOUS

          5.1 Conditions. This Amendment shall become effective on the first date on which each of the following conditions shall have been satisfied (such date, the "Effective Date"):










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


          (a) The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Required Lenders, the Borrower and MobileMedia; and

          (b) Each of the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects as of the Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date; provided that the references to the Credit Agreement and the other Loan Documents therein shall refer to the Credit Agreement or such other Loan Documents as amended or waived pursuant to this Amendment.

          5.2  Continuing Effect; No Other Amendments.   Except as expressly
amended or waived hereby, all of the terms and provisions of the Credit Agreement, the Guarantee and Pledge Agreement and the Cash Collateral Agreement are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provisions of the Credit Agreement, the Guarantee and Pledge Agreement or the Cash Collateral Agreement for any other purpose except as expressly set forth herein.

          5.3 Counterparts. This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with each of the Borrower and the Administrative Agent.

          5.4 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          5.5 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.























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